BARINGS FUNDS TRUST

SUPPLEMENT DATED FEBRUARY 21, 2017 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 2016,
AS SUPPLEMENTED AND AMENDED FROM TIME TO TIME

Barings Global Floating Rate Fund
Barings Global Credit Income Opportunities Fund
Barings Active Short Duration Bond Fund
Barings Total Return Bond Fund
Barings Emerging Markets Debt Blended Total Return Fund
Barings Emerging Markets Local Currency Debt Fund
Barings Global High Yield Fund
Barings U.S. High Yield Fund
(the “Funds”)

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) for each Fund and should be read in conjunction with the SAI.

The following replaces the second paragraph of the section “Programs for Reducing or Eliminating Sales Charges – Sponsored Arrangements” on page 84 of the SAI:

Class A shares may also be purchased at a reduced or zero sales charge by (i) clients of any Financial Intermediary that has entered into an agreement with the Distributor or the Funds pursuant to which a Fund is included as an investment option in programs involving fee-based compensation arrangements; (ii) clients of any Financial Intermediary that has entered into an agreement with the Distributor pursuant to which such Financial Intermediary offers Fund shares through self-directed investment brokerage accounts that do not charge transaction fees to its clients; and (iii) participants in employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).

For purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Please Retain This Supplement for Future Reference